                             POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account T (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them so sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-09855) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signature as it may be signed by any of our attorneys-in-fact to any such registration statement.

OFFICER:                       TITLE:                                         EXECUTED ON:
--------                       ------                                         ------------
/s/ Jon A. Boscia              President and Director                         1/30/03
---------------------------                                                   --------------
Jon A. Boscia                  (Principal Executive Officer)

/s/ Janet Chrzan               Senior Vice President, Chief Financial         1/29/03
---------------------------                                                   --------------
Janet Chrzan                   Officer and Director (Principal Accounting
                               Officer and Principal Financial Officer)

/s/ John H. Gotta              Executive Vice President, Chief Executive      1/31/03
---------------------------                                                   --------------
John H. Gotta                  Officer of Life Insurance and Director

/s/ Lorry J. Stensrud          Executive Vice President, Chief Executive      2/3/03
---------------------------                                                   --------------
Lorry J. Stensrud              Officer of Lincoln Retirement and Director

/s/ Jude T. Driscoll           Director                                       2/10/03
---------------------------                                                   --------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk       Director                                       2/4/03
---------------------------                                                   --------------
Barbara S. Kowalczyk

/s/ See Yeng Quek              Chief Investment Officer and Director          1/29/03
---------------------------                                                   --------------
See Yeng Quek

/s/ Richard C. Vaughan         Director                                       1/30/03
---------------------------                                                   --------------
Richard C. Vaughan

Account T Power of Attorney

Account T Power of Attorney

STATE OF PENNSYLVANIA     )
                          )  SS:
COUNTY OF PHILADELPHIA    )

      On this 30th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared JON A. BOSCIA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                       /s/ Sara A. Hudson
                                       ----------------------------------------
                                       Notary Public


My Commission Expires: 12/12/2005
-------------------------------------------------------------------------------

STATE OF INDIANA          )
                          ) SS:
COUNTY OF ALLEN           )

      On this 29 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared JANET CHRZAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                       /s/ Janet A. Bell
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: 3/13/08
-------------------------------------------------------------------------------
STATE OF CONNECTICUT      )
                          ) SS:
COUNTY OF HARTFORD        )

      On the 31st day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared JOHN H. GOTTA, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                       /s/ Martha Jarvis
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: Sep. 30, 2007
-------------------------------------------------------------------------------
STATE OF INDIANA          )
                          ) SS:
COUNTY OF ALLEN           )

      On this 3 day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared LORRY J. STENSRUD, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                       /s/ Sharlene K. Geer
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: 2/29/08
-------------------------------------------------------------------------------

Account T Power of Attorney


STATE OF PENNSYLVANIA     )
                          )  SS:
COUNTY OF PHILADELPHIA    )

      On this 10th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared JUDE T. DRISCOLL, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                       /s/ Kenneth E. Crockett, Sr.
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: 9/20/04
-------------------------------------------------------------------------------


STATE OF PENNSYLVANIA     )
                          )  SS:
COUNTY OF PHILADELPHIA    )

      On this 4th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared BARBARA S. KOWALCZYK, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                       /s/ Sharon M. Scotese
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: Sept. 6, 2004
-------------------------------------------------------------------------------


STATE OF PENNSYLVANIA     )
                          )  SS:
COUNTY OF PHILADELPHIA    )

      On this 29th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared SEE YENG QUEK, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                       /s/ Joann Murphy
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: October 31, 2005
-------------------------------------------------------------------------------


STATE OF PENNSYLVANIA     )
                          ) SS:
COUNTY OF PHILADELPHIA    )

      On this 30th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared RICHARD C. VAUGHAN, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                       /s/ Sara A. Hudson
                                       ----------------------------------------
                                       Notary Public

My Commission Expires: 12/12/2005
-------------------------------------------------------------------------------